                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        Date of Report: January 30, 2002

                        (Date of Earliest Event Reported)

                    ADVANCED AERODYNAMICS & STRUCTURES, INC.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                    000-21749                  95-4257380
    (State or other                (Commission              (I.R.S. Employer
    Jurisdiction of                File Number)            Identification No.)
    Incorporation)

                               3205 Lakewood Blvd.

                              Long Beach, CA 90808
                    (Address of principal executive offices)

                             Business (562) 938-8618

                               Fax (562) 938-8620

                         (Registrant's telephone number)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Advanced Aerodynamics & Structures, Inc. ("AASI") has completed its acquisition of the position (the "Congress Position") held by Congress Financial Corporation (Southwest) ("Congress") as senior secured creditor for Mooney Aircraft Corporation ("Mooney"), a designer and manufacturer of single-engine aircraft based in Kerrville, Texas. The closing of this transaction did not occur until January 30, 2002, pending resolution of final contingencies under the various transaction documents, which bear the date of January 29, 2002. Since July 2001, Mooney has operated under Chapter 11 of the U.S. bankruptcy code pursuant to an action filed with the U.S. Bankruptcy Court in San Antonio, Texas (the "Bankruptcy Court").

     AASI intends to acquire substantially all of the assets of Mooney and it acquired the Congress Position as part of its acquisition strategy. AASI has received verbal commitments from certain of its existing investors that they will provide sufficient financing to AASI to complete the acquisition of Mooney. No assurance can be made, however, that AASI will be able to complete its acquisition of Mooney on terms satisfactory to AASI, or at all. The acquisition of Mooney is subject to a variety of contingencies, such as availability of financing and approval of the acquisition and reorganization plan by the Bankruptcy Court. On February 6th, the Bankruptcy Court approved an operating agreement, which allows AASI to manage Mooney while a plan of reorganization is prepared for approval.

     Under the terms of the Assignment and Assumption Agreement, the purchase price paid by AASI in connection with the acquisition of the Congress Position was $8,000,000 with $3,500,000 paid in cash and $4,500,000 in secured notes (each, an "Acquisition Note" and collectively, the "Acquisition Notes") as follows:

     * a Secured Promissory Note in the amount of $500,000, executed by AASI in favor of Congress;

     * a Secured Promissory Note in the amount of $2,500,000, executed by AASI in favor of Congress; and

     * a Secured Promissory Note in the amount of $1,500,000, executed by AASI in favor of Congress.

     Each Acquisition Note is secured by substantially all the assets acquired from Congress.

     As additional security for AASI's compliance with the fulfillment of its obligations pursuant to the Assignment and Assumption Agreement and the Acquisition Notes, at the time of closing of its acquisition of the Congress Position, AASI delivered to Congress a Limited Recourse Secured Promissory Note in the amount of $5,714,408.71, executed by AASI in favor of Congress. This note is a contingent note, payable only in the event that AASI defaults under the payment terms of the Acquisition Notes.

     The cash portion of the purchase price for the Congress Position was obtained by AASI through the following:

     * the sale to certain investors of $2,250,000 of Secured Convertible Notes bearing an annual interest rate of 8%, and convertible after 120 days after the issuance of the Notes into shares of AASI's Class A Common Stock at a conversion price per share, subject to election by the holder of the Notes, of
(i) $.35; or (ii) seventy percent (70%) of the average of the three lowest closing bid prices for the Class A Common Stock for the thirty (30) trading days prior to but not including the conversion date for the applicable Notes. At the election of the holder of the Notes, any interest accrued and unpaid may be paid in Class A Common Stock, the number of shares of which will be determined according to the then applicable conversion price for the Notes. As part of this transaction, each purchaser of Notes was issued Warrants allowing the purchase of two shares of Class A Common Stock for each $1.00 of invested in the Notes. The per share "Purchase Price" of Class A Common Stock, under these Warrants, is $.25 for 50% of the Warrants and $.30 for the other 50% of the Warrants; and

     * the exercise by AASI of its option to sell to certain investors $1,329,000 of Unsecured Convertible Notes bearing an annual interest rate of 8%, and convertible after 120 days after the issuance of the Notes into shares of AASI's Class A Common Stock on the terms described above, absent the security provisions. This financing is subject to the terms of AASI's previously reported Put Agreement with a group of its private investors who hold Convertible Notes and Warrants, which permits AASI to sell up to an aggregate of $5,000,000 of Convertible Notes and Warrants through a Regulation D offering to these investors.

     The funds remaining from these transactions in excess of the cash portion of the purchase price are intended to be used for working capital purposes.

     Further details are in the Press Release attached as Exhibit 1.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements of Business Acquired. Not applicable.

      (b) Pro Forma Financial Information. Not applicable.

      (c) Exhibits.

            No.   Description

            1.1   Press Release.

            2.1 Assignment and Assumption Agreement between Advanced Aerodynamics and Structures, Inc. and Congress Financial Corporation (Southwest), dated January 29, 2002, as executed.

            2.2 Collateral Assignment of Debt and Security Agreements between Advanced Aerodynamics and Structures, Inc. and Congress Financial Corporation (Southwest), dated January 29, 2002, as executed.

            4.1 Secured Tranche A Promissory Note for $500,000, dated January 29, 2002, issued to Congress Financial Corporation (Southwest), as executed.

            4.2 Secured Tranche B Promissory Note for $2,500,000, dated January 29, 2002, issued to Congress Financial Corporation (Southwest), as executed.

            4.3 Secured Tranche C Promissory Note for $1,500,000, dated January 29, 2002, issued to Congress Financial Corporation (Southwest), as executed.

            4.4 Limited Resource Secured Tranche D Promissory Note for $5,714,408.71, dated January 29, 2002, issued to Congress Financial Corporation (Southwest), as executed.

            4.5 The October 26, 2001 Subscription Agreement ("SA") and Form of Secured Note (Exhibit A to the SA) and Form of Warrant (Exhibit D to the SA) are incorporated by reference to the Company's Report on Form 10-QSB filed with the Securities and Exchange Commission on November 14, 2001.

            4.6 The October 26, 2001 Put Agreement is incorporated by reference to the Company's Report on Form 10-QSB filed with the Securities and Exchange Commission on November 14, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                     ADVANCED AERODYNAMICS & STRUCTURES, INC.


                     By:    /s/ L. Peter Larson

                         -------------------------------------------------------
                            L. Peter Larson

                            Executive Vice President and Chief Financial Officer

Date:  February 14, 2002